UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AEROJET ROCKETDYNE HOLDINGS, INC.

(Name of the Registrant as Specified In Its Charter)

COMMITTEE FOR AEROJET ROCKETDYNE SHAREHOLDERS AND VALUE MAXIMIZATION:

GAIL BAKER

MARION C. BLAKEY

MAJ. GEN. CHARLES F. BOLDEN, USMC (RET.)

GENERAL KEVIN P. CHILTON, USAF (RET.)

THOMAS A. CORCORAN

EILEEN P. DRAKE

DEBORAH LEE JAMES

GENERAL LANCE W. LORD, USAF (RET.)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PROXY STATEMENT

OF

COMMITTEE FOR AEROJET ROCKETDYNE SHAREHOLDERS AND VALUE MAXIMIZATION

AND NOTICE OF MEETING

For the Special Meeting of Stockholders of

AEROJET ROCKETDYNE HOLDINGS, INC.

To be Held on June 30, 2022

This proxy statement (this “Proxy Statement”) and the enclosed notice of meeting and WHITE proxy card are being furnished by the Committee for Aerojet Rocketdyne Shareholders and Value Maximization (the “Committee”) in connection with the special meeting of stockholders (the “special meeting”) of Aerojet Rocketdyne Holdings, Inc. (the “Company”), to be held on June 30, 2022, at 9:00 a.m., local time, at The Portofino Hotel & Marina, located at 260 Portofino Way, Redondo Beach, CA 90277. The Committee is composed of the eight members of the Independent Slate (as defined below).

The special meeting is being called pursuant to the Company’s bylaws on behalf of holders of at least 25% of the votes that would be cast if all issued and outstanding shares of stock entitled to vote at such meeting were present and voted.

The purpose of the special meeting is to elect a new Board of Directors of the Company (the “Board”). The Committee is soliciting proxies for the election at the special meeting of the following eight nominees: Eileen P. Drake, General Kevin P. Chilton, USAF (Ret.), General Lance W. Lord, USAF (Ret.), Thomas A. Corcoran, Gail Baker, Marion C. Blakey, Maj. Gen. Charles F. Bolden, USMC (Ret.) and Deborah Lee James (the “Independent Slate”, “us” or the “Participants”). Ms. Drake, Gen. Chilton, Gen. Lord and Mr. Corcoran currently constitute four of the eight members of the Company’s Board of Directors, and we refer to them collectively as the “Incumbent Directors”.

THIS PROXY SOLICITATION IS BEING MADE BY THE MEMBERS OF THE INDEPENDENT SLATE IN THEIR INDIVIDUAL CAPACITY AND NOT BY OR ON BEHALF OF THE COMPANY. WE ARE ASKING EACH STOCKHOLDER OF THE COMPANY TO VOTE ON THE PROPOSALS BY COMPLETING THE ACCOMPANYING WHITE PROXY CARD.

This Proxy Statement is dated May 31, 2022 and is first being sent to stockholders, along with the enclosed notice of meeting and WHITE proxy card, on or about June 1, 2022.

If you have any questions regarding your WHITE proxy card or need assistance in executing your proxy card, please contact:

D.F. King & Co., Inc.

Shareholders call Toll-Free: (888) 886-4425

All Others Call: (212) 269-5550

Email: AJRD@dfking.com

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF AEROJET ROCKETDYNE HOLDINGS, INC.

To Aerojet Rocketdyne Holdings, Inc. Stockholders:

A Special Meeting of Stockholders of AEROJET ROCKETDYNE HOLDINGS, INC. will be held on June 30, 2022 at 9:00 a.m., local time, at The Portofino Hotel & Marina, located at 260 Portofino Way, Redondo Beach, CA 90277 in order to vote on the following three proposals:

•	Proposal 1: remove all eight members of the Company’s Board of Directors, subject to the concurrent election of a new Board pursuant to Proposal 2;

•	Proposal 2: subject to the concurrent approval of Proposal 1, elect a new eight-member Board of Directors; and

•

Proposal 3: approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1 or Proposal 2.

The record date for the meeting is the close of business on May 31, 2022. All shareholders of record on that date are entitled to notice of and to vote at the meeting.

The special meeting is being called pursuant to the Company’s bylaws by the undersigned agent on behalf of holders of at least 25% of the votes that would be cast if all issued and outstanding shares of stock entitled to vote at such meeting were present and voted.

Edward T. McCarthy

as agent for stockholders

QUESTIONS AND ANSWERS ABOUT THIS SOLICITATION

The following are some of the questions you, as a stockholder, may have about this solicitation of proxies (the “Solicitation”) and answers to those questions. The following is not meant to be a substitute for the information contained in the remainder of this Proxy Statement, and the information contained below is qualified by the more detailed descriptions and explanations contained elsewhere in this document. We urge you to read this entire document carefully prior to making any decision on whether to grant any proxy hereunder.

Q:	Who Is Calling the Special Meeting?

A:

The special meeting is being called by a representative of the Committee who was appointed as agent by holders of at least 25% of the outstanding shares of Common Stock. The agent designation was effected for purposes of calling the special meeting pursuant to a public solicitation launched by the Committee in May 2022.

Q:	Why did You Call the Special Meeting?

A:

Since January 2022 the incumbent Board of Directors has been deadlocked on a number of important issues, including setting the date of the 2022 annual meeting of stockholders. The last annual meeting of stockholders to elect directors occurred on May 5, 2021, and Delaware law requires that corporations hold an annual meeting of stockholders at least once every 13 months. We believe that calling the special meeting is the only means available for stockholders to elect a new Board by the end of June 2022.

Q:	Who can vote at the Special Meeting?

A:

Holders of Common Stock as of the close of business on May 31, 2022 (the “Record Date”) will be entitled to vote at the special meeting. Please see the section entitled “The Special Meeting” for additional information regarding the Record Date.

Q:	What Proposals will be Voted on at the Special Meeting?

A:	Stockholders will be able to vote on three proposals at the special meeting:

•	Removal Proposal: remove all eight members of the Company’s Board of Directors, subject to the concurrent election of a new Board pursuant to Proposal 2;

•	Election Proposal: subject to the concurrent approval of Proposal 1, elect a new eight-member Board of Directors; and

•

Adjournment Proposal: approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1 or Proposal 2.

We refer to the Removal Proposal, the Election Proposal and the Adjournment Proposal collectively as the “Proposals”.

Q:	What Vote is Required in Connection with the Proposals?

A:	Approval of the Proposals requires the following stockholder votes:

•	Removal Proposal: Approval of the Removal Proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the Record Date.

•	Election Proposal: The eight nominees receiving the highest number of “FOR” votes will be elected.

•	Adjournment Proposal: The affirmative vote of a majority of the shares of Common Stock, present or represented by proxy at the special meeting, is required to approve the Adjournment Proposal.

Q:	Why are You Asking that Stockholders Vote on the Removal Proposal?

A:

The Removal Proposal is a necessary procedural step to allow stockholders to vote on the Election Proposal and elect a new Board of Directors. The Removal Proposal and Election Proposal are cross-conditioned, so that there will be a full Board of Directors in place at all times.

Q:	Whom should I call if I have questions about the Solicitation?

A:	If you have any questions, please contact:

D.F. King & Co., Inc.

Shareholders call Toll-Free: (888) 886-4425

All Others Call: (212) 269-5550

Email: AJRD@dfking.com

BACKGROUND OF THE SOLICITATION

•

In December 2020, following extensive consideration of a range of potential strategic alternatives and months of negotiations, the Company entered into a merger agreement with Lockheed Martin, pursuant to which the Company would merge with and into Lockheed Martin in exchange for consideration of, among other things, $56.00 per share (inclusive of a $5.00 per share cash special one-time dividend that was paid in March 2021). In all, the merger consideration totaled approximately $4.4 billion. Stockholders, including Steel Partners, voted to approve the merger on March 9, 2021.

•

In Fall 2021, information received by the Board indicated Mr. Lichtenstein was working to undermine the transaction, denigrating Company management and intending to seize control if the Lockheed Martin merger failed. These allegations, if validated, could put in question Mr. Lichtenstein’s fitness to continue serving as a Company director. The reports were particularly troubling given that Mr. Lichtenstein voted as a director to recommend the transaction to stockholders, a decision that required him to conclude the transaction was in the best interest of the Company and its stockholders.

•

In September 2021, the six non-executive directors on the Company’s Board, including the three Lichtenstein allies, sent him a written directive to cease and desist from communicating with third parties about the merger and Company’s executive management. The same six directors later approved an internal investigation into Mr. Lichtenstein’s conduct, to be conducted by external independent counsel.

•

On January 21, 2022, Mr. Lichtenstein called a special Board meeting to be held three days later on January 24. When Ms. Drake wrote to Mr. Lichtenstein (copying the entire Board) and inquired into the agenda and purpose for the special meeting, Mr. Lichtenstein informed her that the meeting was to discuss the slate of directors for the Company’s 2022 annual meeting in the event the transaction with Lockheed Martin failed to close. We are not aware of any effort by Mr. Lichtenstein, or by any Steel Partners Director, before the January 24 special meeting to confer with Aerojet’s Corporate Governance & Nominating Committee—the committee responsible for evaluating and making a recommendation on the Company’s director nominees.

•

One hour before the January 24 special meeting was set to begin, Mr. Lichtenstein circulated an agenda, including proposed resolutions fixing the latest date for the Company’s 2022 annual meeting as May 4, 2022 and establishing the director slate on which stockholders would be asked to vote. Mr. Lichtenstein’s proposed slate included all of the Company’s current directors except Mr. Corcoran—the director supervising the ongoing investigation into Mr. Lichtenstein’s alleged misconduct.

•

By proposing that the Board nominate all of the Company’s current directors, except Mr. Corcoran, Mr. Lichtenstein’s proposal, if approved by the Board and supported by the stockholders at the annual meeting, would give him and his faction 4-3 voting control of the Board following the annual meeting, and would have the effect of removing the sole director supervising the internal investigation of Mr. Lichtenstein’s conduct on behalf of the non-executive members of the Board.

•

Upon receipt of Mr. Lichtenstein’s agenda and proposed resolutions, Ms. Drake wrote to Mr. Lichtenstein (copying the entire Board) and informed Mr. Lichtenstein that it was not consistent with the Board’s nomination processes and procedures to select a Board slate before Aerojet’s regularly scheduled February Board meeting (at which this topic would ordinarily be considered) and before the slate was formally recommended by the Corporate Governance & Nominating Committee.

•

In light of the Board’s delegation of these governance responsibilities and duties to the Corporate Governance & Nominating Committee, Ms. Drake requested in writing to Mr. Lichtenstein (copying the entire Board) that the issue of director nominees be tabled until the February Board meeting. Mr. Lichtenstein never responded.

•

Rather than adhere to the Company’s well-established nomination process, Mr. Lichtenstein attempted to circumvent the Corporate Governance & Nominating Committee (and its procedures) to ensure that he would have a seat on the Board regardless of the outcome of the ongoing internal investigation into his conduct. In addition, the Company’s then-general counsel (who regularly attends Board meetings and takes minutes for Company board meetings) was excluded from the meeting by Mr. Lichtenstein.

•

The January 24 special meeting began with all the members of the Board in attendance by telephone except Mr. Corcoran (who was only in attendance for part of the meeting). Mr. Lichtenstein explained to the Board that he wanted to pass the following resolution that same day:

RESOLVED, that in the event Aerojet’s merger with Lockheed Martin does not close for any reason by the 2022 annual meeting of stockholders (the “Annual Meeting”), Aerojet’s slate of director candidates for election at the Annual Meeting will be fixed at seven (7) individuals comprised of General Kevin P. Chilton, James R. Henderson, Warren G. Lichtenstein, General Lance W. Lord, Audrey A. McNiff, Martin Turchin and Eileen P. Drake.

•

As previously noted, this proposed director slate included all of the current Board members except Mr. Corcoran, the director supervising the ongoing internal investigation into Mr. Lichtenstein on behalf of the non-executive board members who authorized the investigation.

•

Following discussion of the resolution, Mr. Corcoran joined the call to explain that Mr. Lichtenstein had urged him to agree to not stand for reelection at the 2022 annual meeting. Gen. Chilton, Mr. Corcoran, Ms. Drake, and Gen. Lord then informed Mr. Lichtenstein that they would vote against his proposed resolution which appeared to be an attempt to guarantee Mr. Lichtenstein’s re-nomination to Aerojet’s Board given, among other reasons, Mr. Lichtenstein’s disregard of the Company’s ordinary corporate governance processes and procedures for nominating directors.

•

Once it became clear that Mr. Lichtenstein would not have enough votes to pass the resolution, he decided to move the vote on his proposal to another special meeting of the Board that he intended to call on Thursday, January 27, 2022, and asked everyone to reconsider voting for his proposed resolutions.

•

On January 26, 2022, Mr. Lichtenstein once again disregarded the Company’s established processes and procedures for nominating directors, and e-mailed the Board an agenda for another special Board meeting to be held the next day. The agenda included approving the Company’s director slate for the 2022 annual meeting and approving a letter agreement with Steel Partners, a stockholder of the Company that is controlled by Mr. Lichtenstein, concerning his proposed director slate (the “Letter Agreement”). The Letter Agreement sought a binding agreement between the Company and Steel Partners that in the event the merger with Lockheed Martin did not close, as we believe Mr. Lichtenstein desired, Aerojet’s director slate for the 2022 annual meeting would be comprised of Gen. Chilton, Ms. Drake, Mr. Henderson, Mr. Lichtenstein, Gen. Lord, Ms. McNiff, and Mr. Turchin (which again excluded Mr. Corcoran). In exchange, Steel Partners would agree not to nominate its own slate of director candidates for election at the 2022 annual meeting under the Company’s advance notice bylaw.

•	Mr. Lichtenstein subsequently canceled the January 27 special meeting when, in our belief, he learned that he would not have the necessary votes to push through his agenda.

•

On January 28, 2022, one day later and approximately one week before the end of the window of stockholder nominations for the 2022 annual meeting of stockholders, Mr. Lichtenstein delivered to the Company documentation purporting to nominate a new slate of directors through an affiliate of Steel Partners. The notice, which was submitted to the Company’s Corporate Secretary, nominated a different slate of directors (the “Steel Slate”) than Mr. Lichtenstein had previously sought to nominate through his January 24 proposed resolution and January 27 proposed Letter Agreement.

•	The Steel Slate included Mr. Lichtenstein and the other directors having ties to Steel Partners—Mr. Henderson, Mr. Turchin, and Ms. McNiff—along with three new director candidates—Heidi

Wood, Aimee Nelson, and Joanne Maguire. Notably, the Steel Slate excluded the Company’s CEO, Ms. Drake and the three independent directors that days earlier had indicated that they would refuse to approve Mr. Lichtenstein’s proposal seeking to guarantee his nomination at the 2022 annual meeting regardless of the outcome of the ongoing internal investigation.

•

Over the course of the weekend of January 29–30, 2022, the Incumbent Directors tried to negotiate an agreement to avert a costly and time-consuming proxy contest by offering to delay the annual meeting or otherwise provide additional time for stockholders, including Steel Partners, to nominate directors for the 2022 annual meeting. However, Mr. Lichtenstein would not agree to any resolution that did not immediately and absolutely guarantee a seat on the Board for either himself or a Steel Partners’ representative, regardless of the outcome of the ongoing investigation into his conduct.

•

On February 1, 2022, eleven days after Mr. Lichtenstein called the first special board meeting seeking to remove Mr. Corcoran from the Company’s slate of nominees, Steel Partners and Mr. Lichtenstein finally filed an amendment to their Schedule 13D, disclosing Steel Partner’s January 28 notice nominating the Steel Slate. The 13D amendment failed to disclose any of the efforts on the part of Mr. Lichtenstein to take control of the Board during the prior week.

•

On February 7, 2022, the Steel Partners Directors filed suit in the Court of Chancery of the State of Delaware seeking that the Board be barred from playing its traditional role of (a) nominating a board slate, (b) soliciting proxies on behalf of the slate and (c) protecting the enterprise and the election process from threats.

•

On February 11, 2022, the Incumbent Directors filed suit against the Steel Partners Directors and Steel Partners in the Court of Chancery of the State of Delaware seeking, among other things, an order appointing a special committee of the Company’s Board, consisting of General Chilton, Mr. Corcoran, and General Lord, to manage the Company’s response to the proxy contest launched by Steel Partners, Mr. Lichtenstein and his nominees in light of the Board’s deadlock regarding the annual election, or, alternatively, appointing a custodian to break the deadlock.

•

In light of the filing of their lawsuit against the Steel Partners Directors and Steel Partners, the Incumbent Directors sought that the court hold a trial in May 2022 to allow for it to occur prior to the annual meeting occurring in either May or June, at the latest. Steel Partners sought a trial date in July 2022, after the annual meeting.

•	On February 13, 2022, Lockheed Martin delivered notice of termination of the merger agreement with the Company.

•

At a February 15, 2022 hearing on a motion for a temporary restraining order, the Delaware Court of Chancery granted the Steel Directors’ motion providing that no director, officer employee, advisor or agent of the Company or anyone acting in concert with them shall, absent written Board approval, make or issue (i) any public statement, press release, or disclosure pertaining to the proxy contest in the name of the Company, but may do so in their individual capacity, or (ii) take action on behalf of the Company or use Company resources to support any candidate. Since the window for director nominations had already closed, in its written order issued on February 23, 2022, the Delaware Court of Chancery provided that the Incumbent Directors would have five days (until February 28, 2022) to submit an alternative slate of director nominees for the 2022 annual meeting of stockholders.

•

On February 25, 2022 the Court of Chancery entered an order scheduling a trial to be held on May 23-25, 2022. The Court also asked that “If the annual meeting is not occurring in June 2022 as expected, the parties should inform the court as soon as possible.”

•	On the morning of February 28, 2022, after the Court had set the May trial date, a representative of Mr. Lichtenstein delivered to a representative of Ms. Drake the following e-mail (emphasis added):

Ray:

I understand that the Company’s annual meetings have typically occurred in early May. By way of example, the 2019 annual meeting occurred on May 9, the 2020 annual meeting occurred on May 6, and the 2021 annual meeting occurred on May 5. We believe the Company should stick as closely as possible to the traditional schedule. Because our trial is scheduled for May 23-25, 2022, and because the Court believes the trial should occur before the 2022 annual meeting, we think the meeting should occur in early June at the latest. We believe the Board should take up this issue as soon as possible given the Court’s request that we report “as soon as possible” “[i]f the annual meeting is not occurring in June 2022 as expected.” Let me know if it would be helpful to discuss.

Tom

•

On the evening of February 28, 2022, Ms. Drake, in her capacity as a stockholder of the Company, delivered to the Company a notice of nomination of each of the eight Participants for election as directors of the Company at the 2022 annual meeting of stockholders (the “Independent Slate”). The Independent Slate is composed of Eileen P. Drake, General Kevin P. Chilton, USAF (Ret.), General Lance W. Lord, USAF (Ret.), Thomas A. Corcoran, Gail Baker, Marion C. Blakey, Maj. Gen. Charles F. Bolden, USMC (Ret.) and Deborah Lee James. If Ms. Drake had not submitted an alternative slate of director nominees by that date, the Steel Slate would have been the only slate that could have been voted on by stockholders at the 2022 annual meeting.

•

On March 1, 2022, a representative of Ms. Drake proposed to a representative of Mr. Lichtenstein that, among other things, (i) all parties agree that the litigation be stayed and (ii) that the Board of Directors schedule an annual meeting for May 3, 2022.

•

On March 3, 2022, a representative of Mr. Lichtenstein responded back to a representative of Ms. Drake, noting that “We are not willing to stay the litigation at this time. In light of the fact that the Court has set the trial for May 23-25, 2022 and expects the trial to occur before the 2022 annual meeting, we believe the annual meeting should occur during the week of May 30 - June 3. We believe the record date should be in the first week of April” (emphasis added).

•	On March 5, 2022, a representative of Ms. Drake suggested to a representative of Mr. Lichtenstein that the parties schedule an annual meeting on May 5, 2022.

•

On March 6, 2022, a representative of Mr. Lichtenstein responded back suggesting that, subject to various assurances, they had “no objection to a proposed record date of April 4, provided it precedes the annual meeting by at least forty-five days, so that the proxy contestants have sufficient time to solicit.”

•

On March 7, 2022, the Incumbent Directors dismissed without prejudice the lawsuit they had previously filed in the Court of Chancery of Delaware in order to avoid further litigation and move expeditiously towards an annual meeting of stockholders.

•

On April 5, 2022, Mr. Lichtenstein delivered notice to the Company of his filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 disclosing a present good faith intention to acquire between $202 million and $1.0098 billion in Company voting securities.

•

On April 9, 2022, the Incumbent Directors proposed to the Steel Partners directors the setting of a record date for the annual meeting of April 21, 2022, and a meeting date of May 27, 2022. The Steel Partners Directors did not agree, or make a counter-proposal.

•

On April 20, 2022, a representative of Mr. Lichtenstein notified the Independent Directors that his client “is not willing to support a meeting date sooner than thirty days after the Court’s ruling” (emphasis added). This could result in the 2022 annual meeting occurring no earlier than July 2022, and potentially as late as September 2022.

•

Also on April 20, the Independent Directors (General Chilton, Mr. Corcoran and General Lord) and Ms. Drake filed a Counterclaim in the Delaware litigation alleging, among other things, that: (i) Mr. Lichtenstein and the other directors affiliated with Steel Partners have a fiduciary obligation to recuse themselves on votes on matters in which Steel Partners and Mr. Lichtenstein have a conflict of interest; (ii) Mr. Lichtenstein has a conflict of interest with respect to matters relating to Steel Partners’ proxy solicitation and potential stock purchase; (iii) the other directors affiliated with Steel Partners share Mr. Lichtenstein’s conflict of interest; and (iv) those directors are violating their fiduciary duties by failing to abstain from votes in which they have a conflict of interest and, by doing so, prevent the Board from acting independently to protect stockholder interests. The Counterclaim further alleges that Mr. Lichtenstein and the other Steel Partners-affiliated directors have conflicts of interest because Mr. Lichtenstein stands to lose millions of dollars in annual compensation he has earned as Executive Chairman if he is not reelected to the Board, and because Steel Partners’ proxy fight is receiving an unfair advantage by virtue of the Board deadlock.

•

On Friday, April 22, 2022, we publicly announced our intention to seek to call the special meeting for June 21, 2022, and filed preliminary solicitation materials with the Securities and Exchange Commission.

•

Two days later, on Sunday, April 24, 2022, Mr. Lichtenstein reversed course and had his counsel deliver a letter to our counsel that stated “Mr. Lichtenstein will support convening the Annual Meeting on June 27, provided the trial concludes on May 27 as currently scheduled” (emphasis added).

•

On April 26, 2022, Mr. Lichtenstein issued a press release announcing a proposal that the annual meeting take place on June 27, 2022, provided the Court trial has concluded 30 days earlier. In a now-familiar pattern, Mr. Lichtenstein conveniently omitted to disclose that before we announced our intent to call the special meeting, he had rejected our proposal to hold the meeting on that date.

•

On April 27, 2022, Mr. Lichtenstein and Steel Partners filed a complaint in the United States District Court for the Central District of California naming us as defendants. The complaint alleges that the preliminary consent statement filed by us on April 22, 2022, and other contemporaneous materials disseminated by us to the stockholders of the Company, contain false and misleading statements in violation of Section 14(a) of the Exchange Act and SEC Rule 14a-9. The Complaint seeks injunctive and declaratory relief. We disagree with the Complaint and the claims therein. However, on April 29, 2022, we filed with the SEC a copy of Mr. Lichtenstein’s complaint so that stockholders can review, assess the merits and make an informed decision on their own. You can obtain a copy of Mr. Lichtenstein’s complaint for free at the SEC’s website (https://www.sec.gov/Archives/edgar/data/0000040888/000119312522133438/d315943ddfan14a.htm).

•	On May 3, 2022, we filed definitive solicitation materials with the SEC and commenced our solicitation of agent designations to call the special meeting.

•	On May 4, 2022, Mr. Lichtenstein publicly stated that he desired to hold the 2022 annual meeting on June 27, 2022, provided the Delaware trial was completed in late May.

•	On May 11, 2022, Mr. Lichtenstein publicly announced that he would hold the 2022 annual meeting “at the latest July 12th – with the latter date not subject to any conditions.”

•

On May 16, 2022, the Company publicly released the results of the internal investigation into Mr. Lichtenstein’s alleged misconduct. The released report unanimously concluded that Mr. Lichtenstein engaged in a pattern of misconduct by: (i) engaging in unauthorized communications with third parties about pending transactions and executive management, including unauthorized efforts to seek a replacement for the Company’s CEO; and (ii) violating the Board of Directors September 2021 “Guidance Related to Conduct Reported to the Company” written instructions directing Mr. Lichtenstein to cease engaging in such unauthorized communications.

•	From May 23 – 25, 2022 a three-day trial was held at the Delaware Court of Chancery where the incumbent directors were called to testify with evidence presented.

•

On May 25, 2022, we announced the receipt of well in excess of the 25% of consents necessary to call a special meeting, notice of the requisite consents were delivered to the Company, and the special meeting of stockholders was set for June 30, 2022 with a record date of May 31, 2022.

•

On May 31, 2022, we filed with the Securities Exchange Commission (“SEC”) a definitive proxy statement in connection with the special meeting of stockholders and we commenced mailing of the proxy materials to Company stockholders.

CHANGE IN CONTROL POLICY

The Company maintains the Aerojet Rocketdyne Holdings, Inc. Amended and Restated Executive Change in Control Severance Policy (the “CIC Policy”). The CIC Policy provides certain executive officers of the Company who have been designated in writing by the Board, including all of the NEOs other than Mr. Lichtenstein and Ms. Drake, with compensation and benefits upon a termination of their employment by the Company without “cause” or by the executive for “good reason” (including due to an executive’s death or disability) within the six-month period preceding a “change in control” through the 24-month period following a “change in control” (each as defined in the CIC Policy). Ms. Drake’s employment agreement includes similar provisions.

A “change in control” includes the occurrence of one or more specified events including: “the individuals who, immediately as of the date hereof, are members of the Board (the “Company Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election of any new director was approved by a vote of at least a majority of the Company Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Company Incumbent Board; provided further, however, that no individual shall be considered a member of the Company Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Company Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Company Proxy Contest.

Based upon the above, if the Steel Partners Slate or the Independent Slate is elected at a stockholder meeting, a “change in control” will have occurred under the terms of the CIC Policy and Ms. Drake’s employment agreement and the executives would be entitled to the benefits thereunder, but only in the event of a termination of their employment by the Company without “cause” or by the executive for “good reason” (including due to an executive’s death or disability) within the six-month period preceding such event through the 24-month period following such event. Ms. Drake has previously committed to waive any change of control “trigger” that could result from the election of the Independent Slate at the upcoming stockholder meeting.

For more information on the CIC Policy, please see Exhibit 10.20 to the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2021 filed with the SEC by the Company on May 2, 2022.

THE SPECIAL MEETING

Date: June 30, 2022

Time: 9:00 a.m., local time

Location: The Portofino Hotel & Marina, 260 Portofino Way, Redondo Beach, CA 90277

Record Date: May 31, 2022

You are entitled to vote if you were a stockholder of record at the close of business on May 31, 2022.

Purpose of the Special Meeting

Stockholders will be able to vote on three proposals at the special meeting:

•	Removal Proposal: remove all eight members of the Company’s Board of Directors, subject to the concurrent election of a new Board pursuant to the Election Proposal;

•	Election Proposal: subject to the concurrent approval of the Removal Proposal, elect a new eight-member Board of Directors; and

•

Adjournment Proposal: approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Removal Proposal or the Election Proposal.

We refer to the Removal Proposal, the Election Proposal and the Adjournment Proposal collectively as the “Proposals”.

Record Date; Shares Entitled to Vote; Quorum

Only stockholders of record as of the Record Date are entitled to notice of the special meeting and to vote at the special meeting.

As of the Record Date, there were approximately 80,468,318 shares of Common Stock outstanding and entitled to vote at the special meeting. Stockholders representing a majority of the voting power of the issued and outstanding Common Stock, present individually or represented by proxy, constitute a quorum at the special meeting.

Vote Required and the Impact of Abstentions

Removal Proposal: The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve the Removal Proposal. A failure to vote your shares of Common Stock, a broker non-vote, if any, and an abstention from voting will have the same effect as a vote against the Removal Proposal.

Election Proposal: The eight nominees receiving the highest number of “FOR” votes will be elected. A failure to vote your shares of Common Stock, a broker non-vote, if any, and an abstention from voting will have no effect on the Election Proposal.

Adjournment Proposal: Whether or not a quorum is present, the affirmative vote of a majority of the shares of Common Stock, present or represented by proxy at the special meeting, is required to approve the Adjournment Proposal. Abstentions will have the same effect as a vote against this proposal. A failure to vote your shares and broker non-votes, if any, will have no effect on the outcome of the Adjournment Proposal.

Broker Non-Votes

Broker non-votes occur when nominees, such as brokers and banks holding shares on behalf of the beneficial owners, are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions at least ten days before the special meeting. If no instructions are given within that time frame, the nominees may not vote those shares on matters deemed “non-routine” by the NYSE. The proposals for stockholder consideration herein are non-routine matters and nominees cannot vote without instructions from the beneficial owner. So-called broker non-votes are not counted for the purposes of determining the number of shares present in person or represented by proxy on a voting matter. For these reasons, please promptly vote by telephone, or Internet, or mail.

How to Vote

If you are a stockholder of record, you may vote by completing, signing, dating and returning your WHITE proxy card using the prepaid return envelope provided.

The availability of telephone and Internet voting for beneficial owners of other shares held in “street name” will depend on your broker, bank or other holder of record and we recommend that you follow the voting instructions that you receive from them.

Even if you plan to attend the special meeting in person, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the meeting in person.

All valid proxies received prior to the meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy, the Common Stock will be voted in accordance with that specification. IF NO SPECIFICATION IS MADE, THE COMMON STOCK WILL BE VOTED “FOR” THE REMOVAL PROPOSAL, “FOR” THE INDEPENDENT SLATE WITH RESPECT TO THE ELECTION PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL IF NECESSARY, AND IN THE PROXY HOLDERS’ DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

To the extent you sell your Common Stock on or prior to the Record Date, you will not have the right to vote on the Proposals.

Revocability of Proxies

An executed proxy card may be revoked at any time before it is voted at the special meeting. A revocation may be in any written form validly signed by the record holder as long as it clearly states that the proxy previously given is no longer effective. The delivery of a completed, later dated proxy card will revoke any earlier dated proxy. A revocation may be delivered to the Company or to the Committee, c/o D.F. King & Co., Inc. 48 Wall Street, 22nd Floor, New York, New York 10005. We will promptly deliver any revocations we receive to the Company. A proxy to vote at the special meeting may also be revoked by voting in person at the special meeting. Although a revocation is effective if delivered to the Company, we request that either the original or a copy of all revocations be mailed or delivered to D.F. King & Co., Inc. at the address set forth above so that we will be aware of all revocations.

Voting Securities

The Common Stock constitutes the only voting securities of the Company for purposes of this solicitation of proxies. As of the record date there were approximately 80,468,318 shares of Common Stock outstanding. Cumulative voting is not permitted.

Appraisal Rights

Stockholders are not entitled to appraisal or dissenters’ rights under Delaware law in connection with the Proposals or the special meeting.

Solicitation of Proxies

Our members, agents and representatives may solicit proxies. Proxies will be solicited by mail, e-mail, advertisement, telephone, facsimile and other electronic means, and in person. None of those persons will receive additional compensation for their solicitation efforts in connection with this solicitation of proxies.

In addition, we have retained D.F. King & Co., Inc. (“D.F. King”) to assist in this solicitation of proxies, for which services D.F. King will not be paid by the Company, but will accrue their fees and expenses, payment of which will be subject to the election of the Independent Slate at the special meeting and the subsequent approval of reimbursement by the new Board of Directors. D.F. King will also be reimbursed for its reasonable out-of-pocket expenses. It is anticipated that approximately 35 persons will be employed by D.F. King to solicit stockholders in connection with this effort. D.F. King does not believe that any of its directors, officers, employees, affiliates or controlling persons, if any, is a “participant” in this solicitation of proxies.

We will request that banks, broker firms, dealers, trust companies and other nominees forward solicitation materials to beneficial owners of Common Stock. We will reimburse such banks, broker firms, dealers, trust companies and other nominees for their reasonable expenses for sending solicitation material to the beneficial owners.

Our estimate of the total cost to be incurred in connection with this solicitation of proxies is $750,000. To date, $35,000 of expenses have been incurred in connection with this solicitation of proxies. Costs related to the solicitation of proxies may include expenditures for attorneys, investment bankers, accountants, printing, advertising, postage and related expenses and fees. We will bear the costs of this solicitation. To the extent legally permissible, if successful in the solicitation of proxies, we currently intend to seek reimbursement from the Company for the costs of this solicitation. Following the special meeting, should the Independent Slate be elected, we intend to request that the Board approve the reimbursement of such expenses. We do not currently intend to submit the question of such reimbursement to a vote of the stockholders of the Company, but if the matter is submitted to a vote of the Company’s stockholders, we will vote our shares in favor of such reimbursement and will accept the results of such stockholder vote.

Other Matters

At this time, we know of no other matters that may be brought before the special meeting. Should other matters properly be brought before the special meeting, including any procedural matters, the WHITE proxy card, when duly executed, will give the proxies named therein discretionary authority to vote on all such other matters and on all matters incident to the conduct of the special meeting to the maximum extent that they are permitted to do so by applicable law.

PROPOSAL 1: THE REMOVAL PROPOSAL

The Board is currently composed of eight directors. Stockholders are being asked to remove, without cause, all eight members of the Company’s Board of Directors. The following is the text of the Removal Proposal:

“RESOLVED, that Warren G. Lichtenstein, Eileen P. Drake, Kevin P. Chilton, Thomas A. Corcoran, James R. Henderson, Lance W. Lord, Audrey McNiff and Martin Turchin be, and each of them hereby is, removed from the Board.”

Section 141(k) of the Delaware General Corporate Law (“DGCL”) provides that any director or the entire board of directors of a Delaware corporation may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of the corporation’s directors, subject to exceptions if the corporation has a classified board or permits cumulative voting in the election of its directors. The Second Amended and Restated Bylaws (“Bylaws”) and Certificate of Incorporation, as amended, state that directors shall serve for a term of one year and shall be elected by a plurality of the votes cast, and therefore the Company does not have a “staggered” or “classified” board or cumulative voting in the election of its directors. Consequently, Section 141(k) of the DGCL permits the stockholders of the Company to remove any director or the entire Board without cause. This is what we are asking you to do.

The Removal Proposal is a necessary procedural step to allow stockholders to vote on the Election Proposal and elect a new Board of Directors. The Removal Proposal and Election Proposal are cross-conditioned on each other, so that there will be a full Board of Directors in place at all times.

WE URGE YOU TO VOTE FOR THE REMOVAL PROPOSAL.

PROPOSAL 2: THE DIRECTOR ELECTION PROPOSAL

The Bylaws provide that the Board shall consist of one or more directors, the total number thereof to be authorized by resolution of the Board by the affirmative vote of a majority of the Company’s directors then in office. The Board has fixed the number of directors to serve on the Board at eight.

The Committee has proposed the following nominees for election as directors at the special meeting, conditioned on the approval of the Removal Proposal: Eileen P. Drake, General Kevin P. Chilton, USAF (Ret.), General Lance W. Lord, USAF (Ret.), Thomas A. Corcoran, Gail Baker, Marion C. Blakey, Maj. Gen. Charles F. Bolden, USMC (Ret.) and Deborah Lee James (collectively, the “Independent Slate”).

If at least five of the members of the Independent Slate are elected, they will constitute a majority of the Board. If fewer than five of the members of the Independent Slate are elected, they will comprise less than a majority of the Board and there can be no guarantee that the Independent Slate will be able to implement the actions that they believe are necessary to enhance stockholder value. We believe the election of our members of the Independent Slate is an important step toward enhanced value creation at the Company.

Set forth below are the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments and directorships for the past five years of each of the members of the Independent Slate. Each of the nominees, except Ms. Drake, will be independent under the independence standards applicable to the Company under paragraph (a)(1) of Item 407 of Regulation S-K.

If, prior to the special meeting, a nominee becomes unable or is unwilling to serve as a director for any reason, the Committee reserves the right to substitute another individual of its choice in such nominee’s place and stead. It is not anticipated that any nominee will be unavailable for election at the special meeting.

Name and Business Address	Age	Principal Occupation for Past Five Years and Directorships
Gail Baker 11 Kelly Farm Rd, Simsbury, CT 06070	59

Gail Baker served as the President, Aftermarket services for Collins Aerospace from 2019 until her retirement in 2020. In this role, she led the worldwide commercial and military aftermarket business and customer service organizations, and her responsibilities included customer-tailored solutions, long-term aftermarket programs, spares planning and delivery, asset management, technical and strategic planning and management of 14 global maintenance, repair and overhaul facilities. From 2017 to 2019, Ms. Baker served as the President, Intelligence, Surveillance, Reconnaissance and Space at Collins Aerospace. From 2015 to 2017, she served as the Vice President, Air Management Systems, European Entities and Aftermarket for UTC Aerospace Systems, a predecessor of Collins Aerospace. From 2011 to 2015, she also served as the President, Aerospace Customers and Business Development for UTC Aerospace Systems.

Ms. Baker currently serves as a director on the board of Leonardo DRS, serving on the Compensation Committee.

Marion C. Blakey 31 West Kirke Street, Chevy Chase, MD 20815	73	Marion C. Blakey served as President and CEO of Rolls-Royce North America Inc. (RRNA) until 2018. Prior to joining Rolls-Royce, Blakey was President and CEO of the Aerospace Industries Association (AIA) for eight years

Name and Business Address	Age	Principal Occupation for Past Five Years and Directorships

where she provided the leading voice for the aerospace and defense industry representing more than 270 member companies.

From 2002 to 2007, Blakey was Administrator of the Federal Aviation Administration (FAA) where she operated the world’s largest air traffic control system and managed 44,000 employees and a $14 billion budget. Prior to 2002, she held several senior positions including Chairman of the National Transportation Safety Board (NTSB) and Administrator of the U.S. Department of Transportation’s National Highway Traffic Safety Administration (NHTSA), as well as ran her own consulting firm focusing on transportation and infrastructure issues.

Ms. Blakey currently serves as a director on the boards of Sun Country Airlines and New Vista Acquisition Corporation.

Maj. Gen. Charlie F. Bolden (Ret.) 1300 Crystal Drive Unit 606S, Arlington, VA 22202	75

Maj. Gen. Charlie F. Bolden (Ret.) was the Administrator of the National Aeronautics and Space Administration (NASA) from July 2009 until January 2017. General Bolden’s 34 year career with the Marine Corps included 14 years as a member of NASA’s Astronaut Office. After joining the office in 1980, he traveled into orbit four times aboard the space shuttle between 1986 and 1994, commanding two of the missions and piloting two others. Today, in addition to his numerous professional affiliations, General Bolden serves as the Founder and CEO Emeritus of The Charles F. Bolden Group, providing leadership in the areas of Space/ Aerospace Exploration, National Security, STEM+AD Education and Health Initiatives.

Maj. Gen. Bolden currently serves as a director on the boards of Atlas Air Worldwide Holdings, Ligado Networks LLC and Blue Cross Blue Shield of South Carolina, and was previously a director at Bristow Group, LORD Corp, Marathon Oil, and GenCorp.

General Kevin P. Chilton, USAF (Ret.) 222 N. Pacific Coast Highway, Suite 500, El Segundo, CA 90245	67	General Kevin P. Chilton, USAF (Ret.) has served as a member of the Company’s Board since 2018. General Chilton has served as president of Chilton & Associates LLC, an aerospace, cyber and nuclear consulting company, since 2011, when he retired from the U.S. Air Force after over 34 years of service completing his career as the Commander, U.S. Strategic Command, where he was responsible for the plans and operations for all U.S. forces conducting strategic nuclear deterrence, space and cyberspace operations.

Name and Business Address	Age	Principal Occupation for Past Five Years and Directorships

From 2006 to 2007, General Chilton served as Commander of Air Force Space Command, where he was responsible for all Air Force space and nuclear ICBM programs. From 1998 to 2006, General Chilton held a number of positions in the Department of Defense including: Commander of the 9th Reconnaissance Wing; Commander of the 8th Air Force; Deputy Director of Politico-Military Affairs, Asia-Pacific and Middle East; Deputy Director of Programs; and acting Assistant Vice Chief of Staff of the Air Force. From 1987 to 1998, he served as a National Aeronautics and Space Administration (“NASA”) Astronaut, participating in three space shuttle flights and as Deputy Program Manager for Operations for the International Space Station Program.

General Chilton also serves as a director on the board of Lumen Technologies, serving as Chair of the Audit Committee, Risk & Security Committee.

Thomas A. Corcoran 222 N. Pacific Coast Highway, Suite 500, El Segundo, CA 90245	77

Thomas A. Corcoran has served as a member of the Company’s Board since 2008. Mr. Corcoran has been President of Corcoran Enterprises, LLC, a management consulting company, since 2001. He also served as Senior Advisor of The Carlyle Group, a private investment firm, from 2001 to 2017. Mr. Corcoran has held a number of senior executive positions, including President and CEO of Gemini Air Cargo, Inc. (a Carlyle Group company) from 2001 to 2004; President and CEO of Allegheny Teledyne Incorporated from 1999 through 2000; and President and COO of Lockheed Martin Corporation’s Electronic Systems and Space & Strategic Missiles sectors from 1993 to 1999. Mr. Corcoran was also elected a corporate officer and rose to the number two position in G.E. Aerospace as VP and General Manager of G.E. Aerospace Operations in 1990, after beginning his career with General Electric Company in 1967.

Mr. Corcoran also serves as a director on the board of L3Harris Technologies, Inc, serving on the Audit and Finance Committees.

Eileen P. Drake 222 N. Pacific Coast Highway, Suite 500, El Segundo, CA 90245	56

Eileen P. Drake has served as CEO and President of the Company and as a member of the Board since June 2015. Immediately prior to these roles, she served as the Company’s COO from March 2015 to June 2015.

Before joining the Company, Ms. Drake held several senior positions with United Technologies Corporation (UTC), a multinational manufacturing conglomerate, from 2003 to 2015, including President of Pratt & Whitney AeroPower’s auxiliary power unit and small turbojet propulsion business from 2012 to 2015. From 1996 to 2003, Ms. Drake

Name and Business Address	Age	Principal Occupation for Past Five Years and Directorships

managed production operations at both the Ford Motor Company and Visteon Corporation where she was Ford’s product line manager for steering systems and plant manager of Visteon’s fuel system operation. Ms. Drake also served on active duty for seven years as a U.S. Army aviator and airfield commander of Davison Army Airfield in Fort Belvoir, Virginia.

Ms. Drake also serves as a director on the board of Woodward, Inc, serving as Chair of the Nominating and Governance Committee and on the Compensation Committee.

Deborah Lee James 2348 NE 28th CT Lighthouse Point, FL 33064	63

Deborah Lee James served as the 23rd Secretary of the United States Air Force, a position she held from December 2013 to January 2017. Prior to her role as Secretary of the Air Force, Ms. James held various executive positions during a 12-year tenure at Science Applications International Corporation (SAIC), most recently serving as Sector President, Technical and Engineering of the Government Solutions Group. SAIC is a provider of services and solutions in the areas of defense, health, energy, infrastructure, intelligence, surveillance, reconnaissance and cybersecurity to agencies of the U.S. Department of Defense (DoD), the intelligence community, the U.S. Department of Homeland Security, foreign governments and other customers. Earlier in her career, Ms. James served as Professional Staff Member for the House Armed Services Committee and as the DoD Assistant Secretary of Defense for Reserve Affairs.

Ms. James serves as a director on the boards of Textron Inc. and Unisys Corporation.

General Lance W. Lord, USAF (Ret.) 222 N. Pacific Coast Highway, Suite 500, El Segundo, CA 90245	75

General Lance W. Lord, USAF (Ret.) has served as a member of the Company’s Board since 2015. Since retiring from the U.S. Air Force in 2006 after 37 years of military service, General Lord has been a Senior Associate of The Four Star Group, LLC, a private aerospace and defense advisory and consulting group, since 2008. In 2010, General Lord founded L2 Aerospace, LLC (now known as OmniTeq Solutions, LLC), an innovative company to shape and influence the business competition in the dynamic and emerging commercial, civil and defense aerospace markets.

While in the military, General Lord held a number of significant posts, including Commander, Air Force Space Command, from 2002 to 2006, during which time he was responsible for the development, acquisition and operation of Air Force space and missile weapon systems. In that position, he led more than 39,700 personnel who provided

Name and Business Address	Age	Principal Occupation for Past Five Years and Directorships

space and intercontinental ballistic missile combat capabilities to the North American Aerospace Defense Command and U.S. Strategic Command. General Lord also received several prestigious military decorations in his career, including the Distinguished Service Medal and Legion of Merit. He is also the 2014 recipient of the American Astronautical Society’s Military Astronautics Award.

General Lord also serves as a director on the board of Frequency Electronics Corporation, serving on the Audit and Nomination and Governance Committees.

We believe that if the members of the Independent Slate are elected they would be in a position, as directors of the Company, to influence the strategic direction of the Company in accordance with their fiduciary duties.

Ms. Drake has served as CEO and President of the Company and as a member of the Board since June 2015. Other than as disclosed in this Proxy Statement, none of the members of the Independent Slate have any contract, arrangement, or understanding with the Company or with any person with respect to the Company securities or any financial interest concerning the Company.

Each of the members of the Independent Slate has consented to being named as a nominee in this Solicitation and has confirmed her or his willingness to serve on the Board if elected. We do not expect that any of the members of the Independent Slate will be unable to stand for election, but, in the event that any such persons are unable to serve or for good cause will not serve, the Common Stock represented by the WHITE proxy card will be voted for substitute nominees, to the extent this is not prohibited under the Bylaws and applicable law, in each case in light of the specific facts and circumstances surrounding such substitution. We reserve the right to nominate additional persons to fill any additional seats if the Company increases the size of the Board. In the event that any additional person is nominated by the Participants then such person will be named and information regarding such person will be provided to stockholders in a proxy supplement and revised proxy card disseminated at that time.

This Director Election Proposal is subject to the concurrent approval of the Removal Proposal. If the Removal Proposal is not approved, the Director Election Proposal will have no effect. A stockholder may vote for the election of less than all of the Nominees by designating the names of one or more Nominees who are not to be elected on the line provided on the WHITE proxy card.

WE URGE YOU TO VOTE FOR EACH OF THE MEMBERS OF THE INDEPENDENT SLATE IN THE ELECTION PROPOSAL.

ADDITIONAL STOCKHOLDER DIRECTOR NOMINEES

Section 2.3(b) of the Company’s Bylaws, reproduced below, set forth how and when a stockholder of record of the Company may submit nominations of persons for election to the Board at the special meeting:

“Only such business shall be conducted at a special meeting of Stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of Stockholders at which Directors are to be elected pursuant to the Corporation’s notice of meeting (1) by or at the direction of the Board or any committee thereof or Stockholders pursuant to Section 2.2 hereof, or (2) provided that the Board or Stockholders pursuant to Section 2.2 hereof has determined that Directors shall be elected at such meeting, by any Stockholder of the Corporation who is a Stockholder at the time the notice provided for in this Section 2.3 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 2.3. In the event the Corporation calls a special meeting of Stockholders for the purpose of electing one or more Directors, any such Stockholder entitled to vote in such election of Directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the Stockholder’s notice required by paragraph (a)(2) of this Section 2.3 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a Stockholder’s notice as described above.”

PROPOSAL 3: THE ADJOURNMENT PROPOSAL

We are also soliciting your proxy to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Removal Proposal or the Election Proposal. WE URGE YOU TO VOTE FOR THE ADJOURNMENT PROPOSAL.

SPECIAL INSTRUCTIONS

If your shares of Common Stock are held in the name of a bank, broker firm, dealer, trust company or other nominee, only that nominee can exercise the right to vote with respect to the Common Stock that you beneficially own through such bank, broker firm, dealer, trust company or other nominee, and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, broker firm, dealer, trust company or other nominee to execute a proxy in favor of the proposals set forth herein, in accordance with the instructions they will deliver together with this Proxy Statement. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to the Committee, c/o D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

ADDITIONAL INFORMATION

The Participants have omitted from this Proxy Statement certain disclosure included in the Company’s Form 10-K/A filed with the SEC on May 2, 2022. Such disclosure includes, among other things, information concerning executive compensation; and information concerning the procedures for submitting stockholder proposals for consideration for inclusion in the proxy materials for the annual meeting of stockholders to be held in 2023. Except as otherwise noted herein, the information in this Proxy Statement concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information.

FORWARD-LOOKING STATEMENTS

This Proxy Statement may include forward-looking statements that reflect the Participants’ current views with respect to future events. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may,” “would” or similar words are often used to identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. Any forward-looking statements made in this Proxy Statement are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Participants will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its business, operations or financial condition. Except to the extent required by applicable law, the Participants undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Dated: May 31, 2022

ANNEX 1:

TRANSACTIONS BY THE PARTICIPANTS IN THE SECURITIES OF THE COMPANY

DURING THE PAST TWO YEARS

This Annex I sets forth all transactions with respect to the purchase and sale of securities of the Company effected during the past two years by the Participants. Except as otherwise noted, all such transactions in the table were effected in the open market through a broker.

General Kevin P. Chilton, USAF (Ret.)

Trade Date	Shares of Common Stock Purchased (Sold)	Price Per Share ($)
02/15/2022	485 (Award)	$37.5
02/15/2022	242 (Award)	$37.5
11/15/2021	417 (Award)	$43.6
11/15/2021	208 (Award)	$43.6
08/16/2021	428 (Award)	$42.47
08/16/2021	214 (Award)	$42.47
05/17/2021	756 (Award)	$47.21
05/17/2021	378 (Award)	$47.21
05/17/2021	2,202 (Award)	$0
02/16/2021	355 (Award)	$52.17
02/16/2021	167 (Award)	$52.17
11/16/2020	471 (Award)	$37.14
11/16/2020	235 (Award)	$37.14
08/17/2020	406 (Award)	$43.09
08/17/2020	203 (Award)	$43.09
05/15/2020	905 (Award)	$38.64
05/15/2020	452 (Award)	$38.64
05/15/2020	2,587 (Award)	$38.64

Thomas A. Corcoran

Trade Date	Shares of Common Stock Purchased (Sold)	Price Per Share ($)
02/15/2022	485 (Award)	$37.5
02/15/2022	242 (Award)	$37.5
11/15/2021	417 (Award)	$43.6
11/15/2021	208 (Award)	$43.6
08/16/2021	428 (Award)	$42.47
08/16/2021	214 (Award)	$42.47
06/24/2021	2,000 (Gift)	$0
05/19/2021	2,000 (Gift)	$0
05/17/2021	915 (Award)	$47.21
05/17/2021	457 (Award)	$47.21
05/17/2021	2,202 (Award)	$0
02/16/2021	355 (Award)	$52.17
02/16/2021	167 (Award)	$52.17
11/16/2020	471 (Award)	$37.14
11/16/2020	235 (Award)	$37.14
08/17/2020	406 (Award)	$43.09
08/17/2020	203 (Award)	$43.09
06/10/2020	6,800 (Sold)	$44.52
05/15/2020	1,099 (Award)	$38.64
05/15/2020	549 (Award)	$38.64
05/15/2020	2,587 (Award)	$38.64

Eileen P. Drake

Trade Date	Shares of Common Stock Purchased (Sold)	Price Per Share ($)
05/18/2022	20,000 (Disposed)	$0
02/28/2022	7,422 (Disposed)	$0
02/28/2022	41,098 (Tax withholding)	$38.75
02/28/2022	3,517 (Tax withholding)	$38.75
01/05/2022	5,550 (Disposed)	$0
12/21/2021	19,691 (Award)	$0
03/01/2021	12,761 (Disposed)	$0
03/01/2021	5,605 (Tax withholding)	$51.82
12/23/2020	55,000 (Exercised)	$15.98
12/23/2020	55,000 (Disposed)	$52.8
12/23/2020	17,848 (Exercised)	$23.06
12/23/2020	5,676 (Tax withholding)	$52.81
12/22/2020	10,604 (Exercised)	$0
12/22/2020	54,060 (Tax withholding)	$52.8
12/22/2020	16,619 (Award)	$0
12/22/2020	99,714 (Award)	$0
12/22/2020	65,667 (Tax withholding)	$52.8
09/08/2020	3,291 (Tax withholding)	$40.86
05/04/2020	1,646 (Tax withholding)	$40.02
05/01/2020	3,291 (Tax withholding)	$40.95

Deborah Lee James

Trade Date	Shares of Common Stock Purchased (Sold)	Price Per Share ($)
9/18/2020	2 (sold)	$40.19
6/4/2020	2 (sold)	$45.06

General Lance W. Lord, USAF (Ret.)

Trade Date	Shares of Common Stock Purchased (Sold)	Price Per Share ($)
02/15/2022	485 (Award)	$37.5
02/15/2022	242 (Award)	$37.5
11/15/2021	417 (Award)	$43.6
11/15/2021	208 (Award)	$43.6
08/16/2021	428 (Award)	$42.47
08/16/2021	214 (Award)	$42.47
05/17/2021	756 (Award)	$47.21
05/17/2021	378 (Award)	$47.21
05/17/2021	2,202 (Award)	$0
02/16/2021	355 (Award)	$52.17
02/16/2021	167 (Award)	$52.17
11/16/2020	117 (Award)	$37.14
11/16/2020	235 (Award)	$37.14
08/17/2020	101 (Award)	$43.09
08/17/2020	203 (Award)	$43.09
05/15/2020	226 (Award)	$38.64
05/15/2020	452 (Award)	$38.64
05/15/2020	2,587 (Award)	$38.64

ANNEX 2:

ADDITIONAL INFORMATION REGARDING THE PARTICIPANTS

Beneficial Ownership of Common Stock

The percentages set forth below are calculated based upon an aggregate of 80,468,304 shares of Common Stock (including unvested Common Stock) outstanding as of March 31, 2022 (which number is provided in the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2021, filed with the SEC on May 2, 2022).

Ms. Drake beneficially owns 316,131 shares of Common Stock (representing less than 1% of the outstanding Common Stock), among which 56,870 shares of Common Stock are directly beneficially owned by Ms. Drake, 253,711 shares of Common Stock are held by EPD 2018 Trust dated August 7, 2018 and indirectly beneficially owned by Ms. Drake and 5,550 shares of Common Stock are held by Charitable Gift Fund and indirectly beneficially owned by Ms. Drake.

Ms. Drake owns Restricted Stock Units (“RSUs”) for 32,231 shares of Common Stock, of which RSUs for 5,303 shares of Common Stock vest on March 2, 2023, RSUs for 19,691 shares of Common Stock vest in three equal installments beginning on February 28, 2023 and 7,237 RSUs vest in one third increments on March 1st of each year, becoming fully vested in 2024. These awards were granted net of 9,382 shares relinquished to pay withholding taxes payable in connection with an election made pursuant to Section 83(b) of the Code. In addition, Ms. Drake owns Stock Appreciation Rights (“SARs”) for 171,405 shares of Common Stock, of which: (i) SARs for 13,189 shares of Common Stock are exercisable on April 5, 2019 and expiring on April 5, 2023, (ii) SARs for 53,028 shares of Common Stock are exercisable on May 1, 2020 and expiring on May 1, 2024; (iii) SARs for 46,768 shares of Common Stock are exercisable on February 27, 2021 and expiring on February 27, 2025 and (iv) SARs for 58,420 shares of Common Stock are exercisable on February 28, 2022 and expiring on February 28, 2026. Such SARs and RSUs were awarded to Ms. Drake in her capacity as a director and officer of the Company.

On behalf of General Chilton, 20,436 shares of Common Stock are held by a “rabbi trust,” the receipt of which has been deferred by General Chilton pursuant to the Company’s Deferred Compensation Plan for Nonemployee Directors. Such 20,436 shares of Common Stock are not deemed to be beneficially owned by General Chilton.

Mr. Corcoran beneficially owns 107,301 shares of Common Stock (representing less than 1% of the outstanding Common Stock), among which 3,699 shares of Common Stock are directly beneficially owned by Mr. Corcoran and 103,602 shares of Common Stock are held by Thomas A. Corcoran TTEE U/A DTD 07/16/2001 Trust and indirectly beneficially owned by Mr. Corcoran.

Ms. James beneficially owns 29 shares of Common Stock (representing less than 0.01% of the outstanding Common Stock), all of which are held by Deborah Lee James Living Trust.

On behalf of General Lord, 41,911 shares of Common Stock are held by a “rabbi trust,” the receipt of which has been deferred by General Lord pursuant to the Company’s Deferred Compensation Plan for Nonemployee Directors. Thus, such 41,911 shares of Common Stock are not deemed to be beneficially owned by General Lord.

None of Mmes. Baker and Blakey or General Bolden own beneficially or of record any securities of the Company, nor have they entered into any transactions in securities of the Company during the past two years.

Please see Annex I for a list of all transactions in the securities of the Company effectuated by the Participants within the past two years.

II-1

The business address of each of General Chilton, Mr. Corcoran, Ms. Drake and General Lord is 222 N. Pacific Coast Highway, Suite 500, El Segundo, CA 90245. The business address of Ms. Baker is 11 Kelly Farm Rd, Simsbury, CT 06070. The business address of Ms. Blakey is 31 West Kirke Street, Chevy Chase, MD 20815. The business address of General Bolden is 1300 Crystal Drive Unit 606S, Arlington, VA 22202. The business address of Ms. James is 2348 NE 28th CT Lighthouse Point, FL 33064.

The shares of Common Stock may be held by the Participants in commingled margin accounts, which may extend margin credit to the Participants from time to time, subject to applicable federal margin regulations, stock exchange rules and credit policies. In such instances, the positions held in the margin account are pledged as collateral security for the repayment of debit balances in the account. The margin accounts bear interest at a rate based upon the broker’s call rate from time to time in effect.

Other Information

Except as set forth in this Proxy Statement (including the Annex hereto), (i) during the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant owns beneficially, directly or indirectly, any securities of the Company; (iii) no Participant owns of record but not beneficially any securities of the Company; (iv) no Participant has purchased or sold any securities of the Company within the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or was within the past year, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no Participant or any of his or its associates has a substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted on as set forth in this Proxy Statement.

II-2

ANNEX 3:

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table presents beneficial owners of more than 5% of the 80,468,304 shares of the Common Stock outstanding as of March 31, 2022, based on reports on Schedule 13D and Schedule 13G filed with the SEC on or prior to May 27, 2022.

Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
BlackRock, Inc.
55 East 52nd Street, New York, NY 10055	12,286,067	(1)	15.3%
The Vanguard Group
100 Vanguard Blvd., Malvern, PA 19355	8,071,724	(2)	10.03%
GAMCO Investors, Inc.
One Corporate Center, Rye, NY 10580	4,887,465	(3)	6.07%
Millennium Management LLC
399 Park Avenue, New York, NY 10022	4,323,063	(4)	5.4%

(1)

BlackRock, Inc. reported sole voting power with respect to 12,177,139 shares and sole dispositive power with respect to 12,286,067 shares. The foregoing information is according to Amendment No. 12 to a Schedule 13G dated March 11, 2022, and filed with the SEC on March 11, 2022.

(2)

The Vanguard Group reported sole voting power with respect to 0 shares, shared voting power with respect to 123,856 shares, sole dispositive power with respect to 7,889,612 shares, and shared dispositive power with respect to 182,112 shares. The foregoing information is according to Amendment No. 5 to a Schedule 13G dated February 9, 2022, and filed with the SEC on February 9, 2022.

(3)

Includes shares beneficially owned by Mario J. Gabelli and various affiliated entities, including Gabelli Funds, LLC, GAMCO Asset Management Inc., Teton Advisors, Inc., GGCP, Inc., Gabelli & Company Investment Advisers, Inc., Gabelli Foundation, Inc., Associated Capital Group, Inc. and MJG Associates, Inc. Gabelli Funds, LLC reported sole voting power and sole dispositive power with respect to 1,486,361 shares. GAMCO Asset Management Inc. reported sole voting power with respect to 2,457,131 shares and sole dispositive power with respect to 2,485,231 shares. Teton Advisors, Inc. reported sole voting power and sole dispositive power with respect to 534,000 shares. GGCP, Inc. reported sole voting power and sole dispositive power with respect to 11,000 shares. Gabelli & Company Investment Advisers, Inc. reported sole voting power and sole dispositive power with respect to 326,273 shares. MJG Associates, Inc. reported sole voting power and sole dispositive power with respect to 24,400 shares. Gabelli Foundation, Inc. reported sole voting power and sole dispositive power with respect to 5,500 shares. Associated Capital Group, Inc. reported sole voting power and sole dispositive power with respect to 11,000 shares. Mario J. Gabelli reported sole voting power and sole dispositive power with respect to 3,700 shares. All of the foregoing information is according to Amendment No. 58 to a Schedule 13D dated December 22, 2021 and filed with the SEC on December 22, 2021, and is inclusive of an aggregate amount of 1,924 shares issuable upon the conversion of the Company’s 2.25% Convertible Senior Notes held by the reporting entities.

(4)

Includes shares beneficially owned by Millennium Management LLC, Millennium Group Management LLC and Israel A. Englander. Each of Millennium Management LLC, Millennium Group Management LLC and Israel A. Englander reported sole voting and sole dispositive power with respect to 0 shares, and shared voting and shared dispositive power with respect to 4,323,063 shares. The foregoing information is according to Schedule 13G dated March 11, 2022 and filed with the SEC on March 18, 2022.

III-1

Security Ownership of Officers and Directors

The following table lists share ownership of Common Stock by the Company’s current directors, nominees and executive officers, as well as the number of shares beneficially owned by all of the current directors and executive officers as a group. Unless otherwise indicated, share ownership is direct. Amounts owned reflect ownership as of May 27, 2022, to the best of the Participants’ knowledge.

Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Non-Employee Directors and the Executive Chairman
Kevin P. Chilton(2)	0	*
Thomas A. Corcoran(3)	107,301	*
James R. Henderson(4)	48,107	*
Warren G. Lichtenstein(5)	268,499	*
Lance W. Lord(6)	0	*
Audrey A. McNiff(7)	5,112	*
Martin Turchin(8)	120,566	*
Executive Officers
Eileen P. Drake(9)	316,131	*
Amy L. Gowder	18,943	*
Daniel L. Boehle	69,658	*
John D. Schumacher(10)	82,316	*
Arjun L. Kampani	57,517	*
All Current Directors and Executive Officers as a group (12 persons)	1,011,834	1.3%

*	Less than 1.0%
(1)

Includes restricted shares granted under the 1999 Equity and Performance Incentive Plan, the 2009 Equity and Performance Incentive Plan, the 2018 Incentive Plan, the 2019 Incentive Plan and shares owned outright.

(2)	Mr. Chilton holds 20,436 shares in the name of a “rabbi trust.” Such 20,436 shares are not deemed to be beneficially owned by Mr. Chilton.
(3)	Includes 103,602 shares held in the Thomas A. Corcoran TTEE U/A DTD 07/16/2001.
(4)	An additional 83,986 shares are held by a “rabbi trust.” Such 83,986 shares are not deemed to be beneficially owned by Mr. Henderson.
(5)

Includes 60,546 shares held through Steel Partners, Ltd. (“SPL”). Mr. Lichtenstein, as the CEO and sole director of SPL, may be deemed to beneficially own the shares of Common Stock owned directly by SPL. Mr. Lichtenstein disclaims beneficial ownership of such shares owned by SPL except to the extent of his pecuniary interest therein. An additional 526,695 shares are held by a “rabbi trust.” Such 526,695 shares are not deemed to be beneficially owned by Mr. Lichtenstein.

(6)	Mr. Lord holds 41,911 shares in the name of a “rabbi trust.” Such 41,911 shares are not deemed to be beneficially owned by Mr. Lord.
(7)	An additional 3,988 shares are held by a “rabbi trust.” Such 3,988 shares are not deemed to be beneficially owned by Ms. McNiff.
(8)

Includes 7,500 shares held in the name of Martin Turchin IRA Rollover, 3,000 shares held in the name of Peter Turchin Trust, 1,000 shares held in the name of Coulter Turchin Trust and 1,000 shares held in the name of Tyler Turchin Trust. An additional 5,886 shares are held by a “rabbi trust.” Such 5,886 shares are not deemed to be beneficially owned by Mr. Turchin.

(9)	Includes 253,711 shares held in the EPD 2018 Trust dated August 7, 2018.
(10)	Includes 2,536 shares held in the Aerojet Rocketdyne Retirement Savings Plan Trust as of February 25, 2022.

III-2

Committee For Aerojet
Shareholders and Value Maximization c/o Corporate Election Services P. O. Box 3230 Pittsburgh, PA 15230-3230
A E RO J E T R O C K E T D Y N E H O L D I N G S , I N C .
SPECIAL MEETING OF STOCKHOLDERS
JUNE 30, 2022
YOUR VOTE IS IMPORTANT
Please take a moment now to vote your shares of Aerojet Rocketdyne Holdings, Inc. common stock for the special meeting of stockholders.
ïƒª    Please fold and detach card at perforation before mailing.
AEROJET ROCKETDYNE HOLDINGS, INC.
WHITE PROXY
THE COMMITTEE STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSALS 1 AND 3, AND “FOR ALL” ON PROPOSAL 2.
1. Proposal 1: The removal, without cause, of Warren G. Lichtenstein, Kevin P. Chilton, Thomas A. Corcoran, James R. Henderson, Lance W. Lord, Audrey McNiff, Martin Turchin and Eileen P. Drake as members of the Board of the Company.
FOR AGAINST ABSTAIN
INSTRUCTION: TO VOTE “FOR”, “AGAINST” OR “ABSTAIN” FROM VOTING ON THE REMOVAL OF ALL THE ABOVE-NAMED DIRECTORS, CHECK THE APPROPRIATE BOX ABOVE.
2. Proposal 2: The election of Gail Baker, Marion C. Blakey, Maj. Gen. Charles F. Bolden (Ret.), General Kevin P. Chilton, USAF (Ret.), Thomas A. Corcoran, Eileen P. Drake, Deborah Lee James and General Lance W. Lord, USAF (Ret.) as members of the Board of the Company (the “Nominees”). This proposal is subject to the concurrent approval of Proposal 1.
ï± FOR ALL ï± WITHHOLD ALL
INSTRUCTION: TO VOTE “FOR ALL” OR “WITHHOLD ALL” ON THE ELECTION OF ALL THE ABOVE-NAMED NOMINEES, CHECK THE APPROPRIATE BOX ABOVE. IF YOU WISH TO APPROVE THE ELECTION OF CERTAIN OF THE ABOVE-NAMED PERSONS, BUT NOT ALL OF THEM, CHECK THE “FOR ALL” BOX ABOVE AND WRITE THE NAME OF EACH SUCH NOMINEE YOU DO NOT WISH ELECTED IN THE FOLLOWING SPACE:
3. Proposal 3: Adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1 or Proposal 2.
FOR AGAINST ABSTAIN
Stockholder Signature (Title) Date
Stockholder Signature, if jointly held (Title) Date
INSTRUCTIONS: Please sign exactly as your name(s) appears(s) on this proxy card. When signing as an attorney, executor, administrator, trustee, guardian or other fiduciary please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.
PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED.

YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. If you have any questions, would like to request additional copies of proxy materials or need assistance voting your WHITE proxy card, please contact the Committee’s proxy solicitor: D.F. King & Co., Inc. 48 Wall Street, 22nd Floor New York, New York 10005 Banks and Brokers Call Collect: (212) 269-5550 All Others Call Toll-Free: (888) 886-4425 Email: AJRD@dfking.com ïƒª    If voting by mail, please fold and detach card at perforation before mailing.    ïƒª SPECIAL MEETING OF STOCKHOLDERS OF AEROJET ROCKETDYNE HOLDINGS, INC. W H I T E P R O X Y THIS SOLICITATION IS BEING MADE BY THE COMMITTEE FOR AEROJET ROCKETDYNE SHAREHOLDERS AND VALUE MAXIMIZATION (THE “COMMITTEE”), COMPOSED OF EILEEN P. DRAKE, GENERAL KEVIN P. CHILTON, USAF (RET.), GENERAL LANCE W. LORD, USAF (RET.), THOMAS A. CORCORAN, GAIL BAKER, MARION C. BLAKEY, MAJ. GEN. CHARLES F. BOLDEN USMC (RET.) AND DEBORAH LEE JAMES. THIS SOLICITATION IS NOT BEING MADE BY OR ON BEHALF OF AEROJET ROCKETDYNE The undersigned, a stockholder of record of Aerojet Rocketdyne Holdings, Inc. (the “Company”), hereby appoints and constitutes each of Edward T. McCarthy and Tom Germinario (acting alone or together) as proxies, with full power of substitution in each, to represent the undersigned at the special meeting of stockholders scheduled to be held on June 30, 2022 (together with any adjournment, continuation or postponement thereof, the “Special Meeting”), to vote all shares of common stock (the “Common Stock”) of the Company that are now owned or may be hereafter owned by the undersigned as directed below, and in their discretion upon such other matters as may come before the meeting, and to otherwise represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present. The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Special Meeting (including any adjournments or postponements and any meeting held in lieu thereof). IF NO BOX IS MARKED FOR PROPOSAL 1 AND THIS CARD IS PROPERLY SIGNED, DATED AND DELIVERED, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1. IF NO BOX IS MARKED FOR PROPOSAL 2 AND THIS CARD IS PROPERLY SIGNED, DATED AND DELIVERED, THIS PROXY WILL BE VOTED “FOR ALL” ON PROPOSAL 2 TO ELECT THE NOMINEES, EXCEPT THAT THE UNDERSIGNED WILL NOT BE DEEMED TO VOTE FOR ANY NOMINEE WHOSE NAME IS WRITTEN IN THE SPACE PROVIDED. IF NO BOX IS MARKED FOR PROPOSAL 3 AND THIS CARD IS PROPERLY SIGNED, DATED AND DELIVERED, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 3 TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IN THE EVENT THAT THERE ARE INSUFFICIENT VOTES FOR, OR OTHERWISE IN CONNECTION WITH, THE APPROVAL OF PROPOSALS 1 AND 2. AT THIS TIME, WE KNOW OF NO OTHER MATTERS THAT WILL BE BROUGHT BEFORE THE SPECIAL MEETING. SHOULD OTHER MATTERS PROPERLY BE BROUGHT BEFORE THE SPECIAL MEETING, INCLUDING ANY PROCEDURAL MATTERS, THIS WHITE PROXY CARD, WHEN DULY EXECUTED, WILL GIVE THE PROXIES NAMED HEREIN DISCRETIONARY AUTHORITY TO VOTE ON ALL SUCH OTHER MATTERS AND ON ALL MATTERS INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING TO THE MAXIMUM EXTENT THAT THEY ARE PERMITTED TO DO SO BY APPLICABLE LAW. PLEASE SIGN AND DATE ON THE REVERSE SIDE